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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 2 to Registration Statement
No. 333-72658 of Advantica Restaurant Group, Inc. and Denny's Holdings, Inc. on Form S-4 of our report on Advantica Restaurant Group, Inc. dated February 14, 2001, appearing in the Prospectus, which is part of this Registration Statement.


We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP


Greenville, South Carolina
December 28, 2001